
Household Consumer Loan Trust, Series 1996-1
Deposit Trust Calculations
Previous Due Period Ending                           Aug 31, 1999
Current Due Period Ending                            Sep 30, 1999
Prior Distribution Date                              Sep 14, 1999
Distribution Date                                    Oct 14, 1999
Beginning Trust Principal Receivables            4,105,108,365.72
Average Principal Receivables                    4,104,937,835.45
FC&A Collections (Includes Recoveries)              64,771,302.74
Principal Collections                              134,834,398.30
Additional Balances                                 58,382,153.83
Net Principal Collections                           76,452,244.47
Defaulted Amount                                    33,144,878.15
Miscellaneous Payments                                       0.00
Principal Recoveries                                 1,736,151.00

Beginning Participation Invested Amount            334,301,082.20
Beginning Participation Unpaid Principal           334,301,082.20
Balance
Ending Participation Invested Amount               325,375,627.50
Ending Participation Unpaid Principal Balance      325,375,627.50

Accelerated Amortization Date                        Feb 28, 2001
Is it the Accelerated Amortization Period?                      0
0=No

OC Balance as % of Ending Participation                    9.521%
Invested Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC                   0
Average  >or=4.75%)

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                  334,301,082.20
Numerator for Fixed Allocation                     344,795,001.37
Denominator - Max(Sum of Numerators, Principal   4,104,937,835.45
Receivables)
Applicable Allocation Percentage                          8.1439%
Investor FC&A Collections                            5,274,895.13

Series Participation Interest Default Amount
Numerator for Floating Allocation                  334,301,082.20
Denominator - Max(Sum of Numerators, Principal   4,104,937,835.45
Receivables)
Floating Allocation Percentage                            8.1439%
Series Participation Interest Default Amount         2,699,278.06


Principal Allocation Components
Numerator for Floating Allocation                  334,301,082.20
Numerator for Fixed Allocation                     344,795,001.37
Denominator - Max(Sum of Numerators, Principal   4,104,937,835.45
Receivables)


Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through            6.7500%
Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                                6.7500%
(c) Rate Sufficient to Cover Interest, Yield              5.4771%
and Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid           334,301,082.20
Principal Balance
(e) Actual days in the Interest Period                         30
Series Participation Monthly Interest, [a*d*e]       1,880,443.59

Series Participation Interest Interest                       0.00
Shortfall
Previous Series Participation Interest                       0.00
Interest Shortfall



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

Additional Interest                                          0.00

Series Participation Interest Monthly
Principal
Available Investor Principal Collections,            8,925,454.70
[a+m+n]

(a) Investor Principal Collections, [Max(b,h)        6,226,176.64
or e]
(b) prior to Accelerated Amort. Date or not          6,226,176.64
Early Amort. Period, [c*d]
(c) Floating Allocation Percentage                        8.1439%
(d) Net Principal Collections                       76,452,244.47
(e) after Accelerated Amort Date or Early           11,325,439.85
Amort Period, [f*g]
(f) Fixed Allocation Percentage                           8.3995%
(g) Collections of Principal
                                                   134,834,398.30

(h) Minimum Principal Amount, [Min(i,l)]             3,318,141.42
(i)  Floating Allocation Percentage of              10,980,747.35
Principal Collections
(j)  1.8% of the Series Participation Interest       6,017,419.48
Invested Amount
(k) Series Participation Interest Net Default        2,699,278.06
Payment Amount
(l)  the excess of (j) over (k)                      3,318,141.42

(m) Series Participation Interest Net Default        2,699,278.06
Payment Amount

(n) Optional Repurchase Amount (principal                    0.00
only) at Sec. 9

Application of Investor Finance Charges and
Admin Collections
Investor Finance Charges and Admin.                  5,274,895.13
Collections [Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the                  0.00
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other                0.00
than HFC
Series Participation Interest Monthly Interest       1,880,443.59
[Sec. 4.11(a)(ii)]
Series Participation Interest Interest                       0.00
Shorfall [Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                       0.00
Series Participation Interest Default Amount         2,699,278.06
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest                     0.00
Charge-Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                   557,168.47
Excess [Sec. 4.11(a)(vi)]                              138,005.01

Series Participation Investor Charge Off [Sec.               0.00
4.12(a)]

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

Series 1996-1
Owner Trust
Calculations
Due Period Ending   Sep 30, 1999
Payment Date        Oct 15, 1999

Calculation of
Interest Expense

Index (LIBOR)          5.380000%
Accrual end date,   Oct 15, 1999
accrual beginning
date and days in
Interest Period
                         Class A        Class B  Certificates      Overcoll
                                                                     Amount
Beginning Unpaid  173,764,730.45 117,005,378.77 11,700,537.88 31,830,435.10
Principal Balance
Previously unpaid           0.00           0.00          0.00
interest/yield
Spread to index            0.22%          0.60%         1.00%
Rate (capped at        5.600000%      5.980000%     6.380000%
13%, 15%, 16%)
Interest/Yield        810,902.08     583,076.80     62,207.86
Payable on the
Principal Balance
Interest on                 0.00           0.00          0.00
previously unpaid
interest/yield
Interest/Yield        810,902.08     583,076.80     62,207.86
Due
Interest/Yield
Paid                  810,902.08     583,076.80     62,207.86

Summary

Beginning
Security Balance  173,764,730.45 117,005,378.77 11,700,537.88 31,830,435.10
Beginning
Adjusted Balance  173,764,730.45 117,005,378.77 11,700,537.88
Principal Paid                     3,123,909.14    312,390.92    919,750.49
                    4,639,050.21
Ending Security
Balance           169,125,680.24 113,881,469.63 11,388,146.96 30,980,330.67
Ending Adjusted
Balance           169,125,680.24 113,881,469.63 11,388,146.96
Ending                                                3.5000%
Certificate
Balance as %
Participation
Interest Invested
Amount
Targeted Balance                 113,881,469.63 11,388,146.96
                  169,195,326.30
Minimum Adjusted                  49,000,000.00  4,900,000.00 13,300,000.00
Balance
Certificate                                       9,860,183.02
Minimum Balance
Ending OC Amount                                              30,980,330.67
as Holdback
Amount
Ending OC Amount                                                       0.00
as Accelerated
Prin Pmts

Beginning Net               0.00           0.00          0.00          0.00
Charge offs
Reversals                   0.00           0.00          0.00          0.00
Charge offs                 0.00           0.00          0.00          0.00
Ending Net Charge           0.00           0.00          0.00          0.00
Offs

Interest/Yield        $1.2702100     $4.2796311    $2.4438020
Paid per $1000
Principal Paid        $7.2666827    $22.9286755   $12.2721077
per $1000


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

Series 1996-1  Owner Trust Calculations
Due Period                                         September 1999
Payment Date                                         Oct 15, 1999
Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections         8,925,454.70
(b) Series Participation Interest Charge Offs                0.00
(c) Lesser of Excess Interest and Carryover                  0.00
Charge offs

Accelerated Principal Payment                           69,646.06

Series Participation Interest Monthly Interest       1,880,443.59

Allocation of Optimum Monthly Principal and
Series Part. Interest Monthly Interest

Interest and Yield
  Pay Class A Interest Distribution- Sec.              810,902.08
3.05(a)(i)(a)


  Pay Class B Interest Distribution- Sec.              583,076.80
3.05(a)(i)(b)
  Pay Certificates the Certificate Yield- Sec.          62,207.86
3.05(a)(i)(c)

Principal up to Optimum Monthly Principal
Balance
  Pay Class A to Targeted Principal Balance-         4,569,404.15
Sec. 3.05(a)(ii)(a)


  Pay Class B to Targeted Principal Balance          3,123,909.14
subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)

Pay Certificate Yield if not paid pursuant to                0.00
Sec. 3.05 (a)(i)(c)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance        312,390.92
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt            919,750.49
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment
Amout
  Pay Class A to Targeted Principal Balance                  0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(a)


  Pay Class B to Targeted Principal Balance                  0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A to zero- Sec. 3.05(a)(v)(c)               69,646.06


  Pay Class B to zero- Sec. 3.05(a)(v)(d)                    0.00

Principal up to Optimal Monthly Principal
  Pay Class A to zero- Sec. 3.05(a)(vi)(a)                   0.00


  Pay Class B to zero- Sec. 3.05(a)(vi)(b)                   0.00
  Pay Certificates up to Certificate Minimum                 0.00
Balance or zero- Sec. 3.05(a)(vi)(c)
  Pay HCLC Optimum Monthly Principal provided                0.00
OC >0- Sec. 3.05(a)(vi)(d)

Remaining Amounts to Holder of Designated              354,610.79
Certificate - Sec. 3.05(a)(vii)





Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt        919,750.49
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal                     0.00
provided OC >0- Sec. 3.05(a)(vi)

To Designated Certificate Holder up to total            69,646.06
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback        850,104.43
Amount
To HCLC any remaining amounts                                0.00

Principal paid to the Designated Certificate             3,133.81

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